UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
_____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 22, 2025
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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 1200, Atlanta, Georgia 30309
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On January 22, 2025, Acuity Brands, Inc. (the "Company") held its annual meeting of stockholders. The stockholders considered and voted on the following proposals:
PROPOSAL 1 - Votes cast on the persons nominated to serve as directors of the Company were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Neil M. Ashe	25,780,884	1,196,264	31,987	1,838,128
Marcia J. Avedon, Ph.D.	26,019,361	960,070	29,704	1,838,128
W. Patrick Battle	25,885,249	1,094,249	29,637	1,838,128
Michael J. Bender	26,143,606	835,589	29,940	1,838,128
G. Douglas Dillard, Jr.	26,136,271	842,930	29,934	1,838,128
James H. Hance, Jr.	23,710,517	3,264,727	33,891	1,838,128
Maya Leibman	25,895,699	1,083,572	29,864	1,838,128
Laura G. O'Shaughnessy	26,144,612	834,973	29,550	1,838,128
Mark J. Sachleben	26,081,086	897,406	30,643	1,838,128

PROPOSAL 2 - Votes cast on the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2025 were as follows:

Votes For	Votes Against	Votes Abstained
27,411,885	1,409,980	25,398
PROPOSAL 3 - Votes cast on the advisory vote to approve named executive officer compensation were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,076,502	843,461	89,172	1,838,128

PROPOSAL 4 - Votes cast on the stockholder proposal regarding a director election resignation bylaw were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,823,694	21,077,225	108,216	1,838,128
Pursuant to the foregoing votes, the Company's stockholders: (i) elected nine directors nominated by the Board of Directors and listed above for a one-year term expiring at the annual meeting of stockholders to be held in 2026 or until a successor is elected or qualified; (ii) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2025; (iii) approved the Company's named executive officer compensation on an advisory basis; and (iv) did not approve the stockholder proposal regarding a director election resignation bylaw.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 24, 2025

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer

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